LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED SEPTEMBER 18, 2009

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN

SCHEDULE A

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the Funds’ Prospectus and Statement of Additional Information.

Effective October 5, 2009, each Fund will be renamed as listed below.

There will be no change in the Funds’ investment objectives or investment policies as a result of the name changes.

SCHEDULE A

Current Name	New Name	Date of Prospectus and SAI
SMASh Series C Fund	Legg Mason Western Asset SMASh Series C Fund	2/28/09

SMASh Series EC Fund	Legg Mason Western Asset SMASh Series EC Fund	2/28/09

SMASh Series M Fund	Legg Mason Western Asset SMASh Series M Fund	2/28/09

Effective October 5, 2009, the following text replaces any inconsistent text which may appear on the back cover of the Funds’ prospectus:

You may visit the funds’ website at http://www.leggmason.com/individualinvestors for a free copy of the funds’ Statement of Additional Information. The funds’ Annual and Semi-Annual Reports are not made available on the website because the reports are intended for the information of the funds’ shareholders and not for distribution to prospective investors.

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